                                                                   Exhibit 10.18



                                                   -----------------------------
                                                   (Name of Selling Stockholder)


                     CUSTODY AGREEMENT AND POWER OF ATTORNEY
                           for Sale of Common Stock of
                            ROCK OF AGES CORPORATION


Kurt M. Swenson
George R. Anderson
AS ATTORNEYS-IN-FACT
c/o Rock of Ages Corporation
369 North State Street
Concord, New Hampshire  03301

American Stock Transfer & Trust Company
40 Wall Street
New York, New York  10005

Gentlemen:

                  Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned and certain other stockholders of Swenson Granite Company, Inc., a New Hampshire corporation ("Swenson"), (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders") propose to sell certain shares of Common Stock, $.01 par value per share, of the Company ("ROA Common Stock") to Raymond James & Associates, Inc. (the "Underwriter") for distribution under a Registration Statement on Form S-1 (the "Registration Statement") to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriter to purchase any shares of ROA Common Stock and no assurance that an offering of ROA Common Stock will take place. The shares of ROA Common Stock which the undersigned proposes to sell to the Underwriter pursuant to the Underwriting Agreement hereinafter mentioned are referred to herein as the "ROA Shares." The merger of Swenson with and into the Company, with the Company as the surviving corporation (the "Merger"), is a condition precedent to the sale of the ROA Shares to the Underwriter pursuant to the Underwriting Agreement. The ROA Shares are to be issued to the undersigned pursuant to the Merger in exchange for shares of the Common Stock, $10.00 par value per share, of Swenson ("Swenson Common Stock") currently held by the undersigned. The shares of Swenson Common Stock which are delivered by the undersigned to the Company in exchange for the ROA Shares pursuant to the Merger are referred to herein as the "Swenson Shares." As provided in the Underwriting Agreement, the ROA Shares will constitute a portion of the "Firm Shares" and/or "Additional Shares" to be sold pursuant to the Underwriting Agreement.

         1.       Appointment and Powers of Attorneys-in-Fact.
                  -------------------------------------------

                  A. The undersigned hereby irrevocably constitutes and appoints Kurt M. Swenson and George R. Anderson (the "Attorneys-in-Fact"), and each of them, as its, his or her agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the Merger and the public offering and sale of the ROA Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                           (i)      in connection with the Merger, deliver the
Swenson Shares and certificates representing them to the Company, including the execution of stock powers and other instruments, and receive the ROA Shares and certificates representing them in exchange therefor;

                           (ii)     negotiate, determine and agree upon (a) the
price at which the ROA Shares will be initially offered to the public by the Underwriter pursuant to the Underwriting Agreement, as hereinafter defined, (b) the underwriting discount with respect to the ROA Shares, and (c) the price at which the ROA Shares will be sold to the Underwriter by the undersigned pursuant to the Underwriting Agreement;

                           (iii)    prepare, execute and deliver an Underwriting
Agreement (the "Underwriting Agreement"), substantially in the form of the draft dated __________, 1997, delivered to the undersigned herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve (which may include a decrease, but not an increase, in the number of shares of ROA Common Stock to be sold by the undersigned), such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned;

                           (iv)     sell, assign, transfer and deliver the ROA
Shares to the Underwriter pursuant to the Underwriting Agreement and deliver to the Underwriter certificates for the ROA Shares so sold, including the execution of stock powers and other instruments;


                           (v)      to make, execute, acknowledge and deliver
all such other (a) contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including, without limitation, representations to the United States Securities and Exchange Commission (the "SEC") concerning the reasons for the sale of the shares by the undersigned, familiarity with the Registration Statement, and the absence of material adverse information concerning the Company; (b) communications, assurances and requests for acceleration of the effective date of the Registration Statement to the SEC; (c) amendments to the Underwriting Agreement; and (d) certificates to be delivered by the undersigned pursuant to the Underwriting Agreement; and in general to do such other things and to take such further action as the Attorneys-in-Fact, in their sole and absolute discretion, may consider necessary or proper in connection with or to carry out the contemplated sale of the ROA Shares to the Underwriter;

                           (vi)     to make, execute, acknowledge, verify and
file on behalf of the undersigned, applications, consents to service of process and such other undertakings or reports


                                        2

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as may be required by law with the state commissions or officers administering state securities laws, and, without limiting the generality of the foregoing, to execute and file an application for qualification of the Shares and a consent to the service of process on behalf of the undersigned pursuant to applicable provisions of applicable law, as fully as could the undersigned if personally present and acting.

                           (vii)    instruct the Company and the Custodian, as
hereinafter defined, on all matters pertaining to the Merger and the sale of the ROA Shares and delivery of certificates therefor;

                           (viii)   provide, in accordance with the Underwriting
Agreement, for the payment of expenses of the offering and sale of the ROA Common Stock covered by the Registration Statement;

                           (ix)     otherwise take all actions and do all things
necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the Merger and the sale of the ROA Shares to the Underwriter and the reoffering of the ROA Shares by the Underwriter as fully as could the undersigned if then personally present and acting; and

                           (x)      appoint a new Custodian if the Custodian is
unable to perform its obligations under this Custody Agreement and Power of Attorney (the "Agreement"), including any amendment of this Agreement.

                  B. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney, and the act of any Attorney-in-Fact shall be the act of the Attorneys-in-Fact. Each Attorney-in-Fact is hereby empowered to determine, in his or her sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

                  C. The Custodian, the Underwriter, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

                  D. The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder.


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         2.       Appointment of Custodian; Deposit of Shares.
                  -------------------------------------------

                  A. In connection with and to facilitate the Merger and the sale of the ROA Shares to the Underwriter, the undersigned hereby appoints American Stock Transfer & Trust Company as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Swenson Common Stock which represent not less than the total number of Swenson Shares which will be delivered by the undersigned in exchange for the number of ROA Shares to be sold by the undersigned to the Underwriter, which numbers are set forth on
Schedule I hereto. Each such certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by an eligible guarantor institution which is a participant in a Securities Transfer Association recognized program, including any commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange that is such an eligible guarantor, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith and the certificates received in exchange therefor pursuant to the Merger (or replacement certificates therefor),
(b) to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) therefor) to or at the direction of the Attorneys-in-Fact for delivery to the Company in accordance with the terms of the Merger, (c) to deliver the certificate or certificates received in connection with the Merger (or replacement certificate(s) therefor) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement and (d) to return to the undersigned new certificate(s) for the shares of ROA Common Stock represented by any certificate received in connection with the Merger which are not sold pursuant to the Underwriting Agreement.

                  B. Until the Swenson Shares have been delivered to the Company in exchange for the ROA Shares in accordance with the Merger, the undersigned shall retain all rights of ownership with respect to the Swenson Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Swenson Shares, which right is subject to this Agreement. Until the Shares have been delivered to the Underwriter against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the ROA Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such ROA Shares, which right is subject to this Agreement and the Underwriting Agreement.

                  C. If a controversy arises between two or more of the Selling Stockholders, or between any of the Selling Stockholders and any other person, as to whether or not or to whom the Custodian shall deliver the certificates for the ROA Shares or the Swenson Shares or any funds held by it, or as to any other matter arising out of or relating hereto or to the property held by the Custodian hereunder or as to the interpretation of this Agreement regarding the duties or obligations of the Custodian hereunder, the Custodian shall not be required to determine the same and need not make any delivery of the property or any portion thereof but may retain it, subject to the provisions of Section 6.B., below, until the rights of the parties to the dispute shall have finally been determined by agreement or by final order of a court of competent jurisdiction; provided, however, that the time for appeal for any such final order shall


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have expired without an appeal having been made. The Custodian shall deliver the property or any portion thereof within 15 days after it has received written notice of any such agreement or final order (accompanied by an affidavit that the time for appeal has expired without an appeal having been made) in accordance with the terms of the final agreement or order. The Custodian shall be entitled to assume that no such controversy has arisen unless it has received a written notice that such a controversy has arisen which refers specifically to this Agreement and identifies by name and address the adverse claimants to the controversy.

                  D. The Custodian will acknowledge in writing to the undersigned receipt by physical delivery of any certificates representing the undersigned's ROA Shares or Swenson Shares, as the case may be, when such certificates are received.

         3. MERGER. The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian to deliver certificates for the Swenson Shares to the Company, pursuant to the Merger, against delivery to the Attorneys-in-Fact for the account of the undersigned of the certificates representing the ROA Shares. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the certificates representing the ROA Shares and shall promptly deposit such certificates with the Custodian.

         4.       Sale of Shares; Remitting Net Proceeds.
                  --------------------------------------

                  A. The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian to deliver certificates for the ROA Shares to the Underwriter, as provided in the Underwriting Agreement, against delivery to the Attorneys-in-Fact for the account of the undersigned of the purchase price of the ROA Shares, which purchase price shall be net of underwriting discounts and commissions, at the time and in the funds specified in the Underwriting Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of such purchase price for the ROA Shares and shall promptly deposit such proceeds with the Custodian or such other bank or financial institution designated by the undersigned. After receiving payment for expenses as provided below, the Custodian shall promptly remit to the undersigned its, his or her share of the proceeds.

                  B. Before any proceeds of the sale of the ROA Shares are remitted to the undersigned, the Company shall have paid to the Custodian and the Attorneys-in-Fact amounts equal to the undersigned's proportionate share of all of their respective fees and expenses for the performance of their obligations under this Agreement. After payment of such fees and expenses by the Company, the Custodian will remit to the undersigned the purchase price for the ROA Shares.

         5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The undersigned represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorneys-in-Fact and the Custodian as follows:

                  A. The undersigned has full legal right, power and authority to enter into and perform this Agreement. The undersigned agrees to deliver to the Attorneys-in-Fact such additional documentation as the Attorneys-in-Fact, or either of them, or the Company, the


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



Custodian or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement. If the undersigned is acting as a fiduciary, officer, partner or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder. If the undersigned is an individual and is married, the undersigned is enclosing with this Agreement a duly completed and executed consent of his or her spouse, in the form attached to this Agreement as Annex A.

                  B. The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any representation and warranty to be made by the undersigned as a Selling Stockholder contained in the Underwriting Agreement untrue.

                  C. The undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein, and (i) the undersigned has no knowledge of any material adverse information with regard to the current and prospective operations of the Company or its subsidiaries except as disclosed in such preliminary prospectus, (ii) the information contained in such preliminary prospectus with respect to the undersigned is true and correct, and (iii) to the best of the knowledge and belief of the undersigned, such preliminary prospectus does not contain any misstatement of a material fact or omit to state any material fact required to be stated therein or any information necessary to make the statements therein not misleading.

                  D. The undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

                  E. The undersigned will not sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer or dispose of any shares of ROA Common Stock or Swenson Common Stock, or any securities convertible into or exercisable or exchangeable for shares of ROA Common Stock or Swenson Common Stock, for a period of 180 days after the date of the Prospectus (as defined in the Underwriting Agreement), except as permitted by Section 2 of the Underwriting Agreement.

                  F. The undersigned agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Selling Stockholders or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

                  G. The undersigned has, and at the time of delivery of the Swenson Shares pursuant to the Merger (the "Merger Date") will have, valid, marketable title to the Swenson Shares, and will have on the Merger Date full legal right and power to sell, transfer and deliver such Swenson Shares, and all authorizations and approvals required by law with respect thereto and with respect to the undersigned's right and power to make the representations and warranties set forth herein and in the Underwriting Agreement will have been obtained; and upon delivery of the Swenson Shares in exchange for the ROA Shares, the undersigned will have valid, marketable title thereto, free and clear of all liens, security interests, encumbrances, equities and claims whatsoever.


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




                  H. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any agreement, indenture or other instrument to which the undersigned is a party or by which the undersigned is bound, or any statute or ruling, decree, judgment, order or regulation now in effect of any governmental authority having jurisdiction over the undersigned or its, his or her property.

                  I. The undersigned has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ROA Common Stock pursuant to the distribution contemplated by the Underwriting Agreement; and, other than as permitted under the Act, the undersigned has not and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                  J. Until payment in full for the Shares has been received by the Attorneys-in-Fact from the Underwriter, or until the Underwriting Agreement or this Agreement have been terminated, the undersigned agrees and acknowledges that the undersigned will not have the right or power to sell, transfer, pledge, hypothecate, grant liens on, deal with or contract with respect to, the ROA Shares, the Swenson Shares or any interest therein.

                  K. When the Registration Statement covering the ROA Shares becomes effective, the parts thereof that provide information specifically relating to the undersigned will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or any information necessary to make the statements therein not misleading. For purposes of rendering any opinion pursuant to the Underwriting Agreement, Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps") may rely on the certifications, representations, warranties and statements of the undersigned set forth in this Agreement or in any other document delivered by or on behalf of the undersigned in connection with the registration or sale of the ROA Shares, as if such certifications, representations, warranties and statements were set forth in a separate certificate directed to Skadden Arps at and as of the Closing Date. The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys-in-Fact, the Company, the Custodian and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholders in the Underwriting Agreement.

         6.       Irrevocability of Instruments; Termination of this Agreement.
                  ------------------------------------------------------------

                  A. This Agreement, the deposit of the ROA Shares and the Swenson Shares pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriter, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of ROA Common Stock pursuant to the Registration Statement, the Merger and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of ROA Common Stock, including the ROA Shares, to the


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Underwriter; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the ROA Shares and the Swenson Shares deposited herewith for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable and shall remain in full force and effect unless the Underwriter (i) terminates the Underwriting Agreement prior to the closing of the sale of ROA Shares on the Closing Date, or (ii) does not purchase the Firm Shares prior to December 31, 1997. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned or any other Selling Stockholder or, if the undersigned or any other Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned or such Selling Stockholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, the Underwriter or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the ROA Shares and the Swenson Shares deposited under this Agreement in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

                  B. If the sale of the Firm Shares contemplated by the Underwriting Agreement is not completed by December 31, 1997, this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates for the ROA Shares or the Swenson shares, as the case may be, deposited hereunder, but only after the Custodian and the Attorneys-in-Fact have received payment of the undersigned's proportionate share of all of their respective fees and expenses for the performance of their obligations hereunder.

         7. LIABILITY AND INDEMNIFICATION OF THE ATTORNEYS-IN-FACT AND CUSTODIAN. The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the ROA Shares, the Swenson Shares, the proceeds from the sale of the ROA Shares and any other shares of ROA Common Stock or Swenson Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.


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




         8.       Interpretation.
                  --------------

                  A. The representations, warranties and agreements of the undersigned contained herein shall survive the sale and delivery of the ROA Shares and the termination of this Agreement.

                  B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of Massachusetts applicable to contracts made and to be performed within the State of Florida and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

                  C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

                  IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ___ day of _________, 1997.

                                    Selling Stockholder


                                    --------------------------------------------


Signature of Selling Stockholder    (Please sign exactly as your name appears on
Guaranteed by:                      your stock certificate(s).)

                                    Name and address to which notices and funds shall be sent.


                                    --------------------------------------------
                                    (NAME)


                                    --------------------------------------------
                                    (STREET)


                                    --------------------------------------------
                                    (CITY)             (STATE)             (ZIP)


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




(NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange or other eligible guarantor institution which is a participant in a Securities Transfer Association recognized program.)

ACCEPTED by the Attorneys-in-Fact
as of the date above set forth:

ACCEPTED by the Custodian
as of the date above set forth:~


_____________________________                   AMERICAN STOCK TRANSFER & TRUST
[Attorney-in-Fact]                              COMPANY



_____________________________                   By:
[Attorney-in-Fact]                              Name:
                                                Title:


                          SEE THE ATTACHED INSTRUCTIONS




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                                  INSTRUCTIONS

          (For completing the Custody Agreement and Power of Attorney)

                  A. You have been sent six copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return five copies of the Agreement and stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to the Attorneys-in-Fact and to the Underwriter and the Company.

                  B.       Complete Schedule I attached hereto.

                  C. Each copy of the Agreement and each stock certificate or stock power deposited hereunder must be executed by you with your signature on the Agreement and the stock certificate(s) or the accompanying stock power guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the New York Stock Exchange or other eligible guarantor institution which is a participant in a Securities Transfer Association recognized program. Please sign the stock certificate(s) or stock power and the Agreement exactly as your name appears on your stock certificate(s).

                  D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached along with all five executed copies of the completed Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

                           American Stock Transfer & Trust Company
                           40 Wall Street
                           New York, New York  10005

                           Attention:  Susan Salber

If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

                  E. If any certificate that you submit represents a greater number of Swenson Shares than the number of Swenson Shares that corresponds to the number of ROA Shares which you agree to sell pursuant to the Underwriting Agreement [(including any Additional Shares which you agree to sell)], the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of Firm Shares by the Underwriter [(or ten days after the final closing for Additional Shares, if the ROA Shares are subject to the Underwriter's overallotment option)], a certificate for the excess number of shares of ROA Common Stock.

                  F. Please contact Rock of Ages Corporation and Skadden, Arps, Slate, Meagher & Flom LLP at the respective addresses and to the attention of the appropriate persons as set forth in Section 14 of the Underwriting Agreement, if any information or representation included in the foregoing Agreement or the Underwriting Agreement should change, or if you


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become aware of any new information, at any time prior to termination of the period referred to in Section 12 of the Underwriting Agreement.

                                                   -----------------------------
                                                   (Name of Selling Stockholder)

                                   SCHEDULE I


                  Certificate(s) for Shares of Common Stock of

                          SWENSON GRANITE COMPANY, INC.

                                 deposited under

                     Custody Agreement and Power of Attorney


                                                       Number of Shares of
                   Number of Shares of Swenson         Swenson Common Stock
Certificate        Common Stock Represented            from this Certificate To
Number             by Certificate                      Be Sold*
--------------------------------------------------------------------------------

-----------        ---------------------               -------------------

-----------        ---------------------               -------------------

-----------        ---------------------               -------------------

-----------        ---------------------               -------------------

-----------        ---------------------               -------------------

-----------        ---------------------               -------------------

                 Total:   ___________________



*If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.


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



                                                                         ANNEX A


Instruction: See Section 4, paragraph A, of the CUSTODY AGREEMENT AND POWER OF
             ATTORNEY.



                                CONSENT OF SPOUSE
                                -----------------

                  I am the spouse of ___________________. On behalf of myself, my heirs, legatees, and assigns, I hereby join in and consent to the terms of the foregoing Custody Agreement and Power of Attorney and agree to the sale of the shares of Common Stock of Rock of Ages Corporation, to be issued pursuant to the Merger referred to in the Custody Agreement and Power of Attorney in exchange for Common Stock of Swenson Granite Company, Inc. registered in the name of my spouse or otherwise registered, which my spouse proposes to sell, or to agree to sell, pursuant to the Underwriting Agreement referred to in the Custody Agreement and Power of Attorney.


Dated: ____________, 1997
                                                 -------------------------------
                                                      (Signature of Spouse)
                                                 Print Name:


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